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                                                                    EXHIBIT (24)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint
Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement on Form S-3 to be filed with the
Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of up to $650,000,000 aggregate initial offering price of debt securities, in addition to the currently registered debt securities having an aggregate initial offering price of up to $350,000,000, and to sign any and all amendments to such Registration Statement.
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
                      SIGNATURE                                       CAPACITY
                   EDWARD E. CRUTCHFIELD, JR.           Chairman and Chief Executive Officer
                                                          and Director
              EDWARD E. CRUTCHFIELD, JR.
                           ROBERT T. ATWOOD             Executive Vice President and Chief
                                                          Financial Officer
                   ROBERT T. ATWOOD
                            JAMES H. HATCH              Senior Vice President and Controller
                                                          (Principal Accounting Officer)
                    JAMES H. HATCH
                          G. ALEX BERNHARDT             Director
                  G. ALEX BERNHARDT
                            ROBERT J. BROWN             Director
                   ROBERT J. BROWN
                          W. WALDO BRADLEY              Director
                   W. WALDO BRADLEY
                            ROBERT D. DAVIS             Director
                   ROBERT D. DAVIS
                          R. STUART DICKSON             Director
                  R. STUART DICKSON
                               B. F. DOLAN              Director
                     B. F. DOLAN
                           RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.
                           JOHN R. GEORGIUS             Director
                   JOHN R. GEORGIUS
                      WILLIAM H. GOODWIN, JR.           Director
               WILLIAM H. GOODWIN, JR.
                          BRENTON S. HALSEY             Director
                  BRENTON S. HALSEY
                         HOWARD H. HAWORTH              Director
                  HOWARD H. HAWORTH

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                      SIGNATURE                         CAPACITY
                      TORRENCE E. HEMBY, JR.            Director
                TORRENCE E. HEMBY, JR.
                         LEONARD G. HERRING             Director
                  LEONARD G. HERRING
                           JACK A. LAUGHERY             Director
                   JACK A. LAUGHERY
                               MAX LENNON               Director
                      MAX LENNON
                          RADFORD D. LOVETT             Director
                  RADFORD D. LOVETT
                         HENRY D. PERRY, JR.            Director
                 HENRY D. PERRY, JR.
                       RANDOLPH N. REYNOLDS             Director
                 RANDOLPH N. REYNOLDS
                              RUTH G. SHAW              Director
                     RUTH G. SHAW
                             LANTY L. SMITH             Director
                    LANTY L. SMITH
                           DEWEY L. TROGDON             Director
                   DEWEY L. TROGDON
                              JOHN D. UIBLE             Director
                    JOHN D. UIBLE
                              B. J. WALKER              Director
                     B. J. WALKER
                         KENNETH G. YOUNGER             Director
                  KENNETH G. YOUNGER

Charlotte, North Carolina
December 20, 1994
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